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                                                                       EXHIBIT 4




                                    [LOGO]                           SHARES
                                     Atria
                               Communities, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK                  CUSIP 049905 10 2

   THIS CERTIFICATE IS                                         SEE REVERSE FOR
TRANSFERABLE IN CLEVELAND,                                   CERTAIN DEFINITIONS
  OHIO AND NEW YORK, NY
                            ATRIA COMMUNITIES, INC.

This
Certifies
that




is the
owner of



fully paid and non-assessable shares of the par value of $.10 each of the common stock of Atria Communities, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


Dated


        COUNTERSIGNED AND REGISTERED:
                    NATIONAL CITY BANK
                       (CLEVELAND)
                       TRANSFER AGENT AND REGISTRAR.                  PRESIDENT

BY

                            AUTHORIZED SIGNATURE                      SECRETARY


                                    [SEAL]
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                                                      ATRIA COMMUNITIES, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE
OFFICE OF THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                               UNIF GIFT MIN ACT --           Custodian
     TEN ENT -- as tenants by the entireties                                                            ----------------------------
     JT TEN  -- as joint tenants with right of                                                             (Cust)          (Minor)
                survivorship and not as tenants                                                  under Uniform Gifts to Minors
                in common                                                                        Act _______________________________
                                                                                                                (State)

                              Additional abbreviations may also be used though not in the above list.

     For Value Received, ___________________________________________________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OR ASSIGNEE
- ------------------------------------------

- ------------------------------------------


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                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Partnership with full power of substitution in the premises.

Dated
      ------------------------


                                              --------------------------------------------------------------------------------------
                                                           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                              NOTICE:      UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                           OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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